UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2018

OREXIGEN THERAPEUTICS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 2.02Results of Operations and Financial Condition.

The information set forth in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On January 8, 2018, representatives of Orexigen Therapeutics, Inc. (the “Company”) will begin presenting in meetings with investors and others the slides that are attached as Exhibit 99.1 to this Current Report on Form 8-K, which are incorporated herein by reference. These slides include selected estimates of financial and operational results that the Company expects to report for the quarter and year ended December 31, 2017.

The Company has not yet completed its year-end close process for the quarter and year ended December 31, 2017 and these estimates are preliminary estimates of financial and operational results that it expects to report for the applicable periods. As a result, these estimates are subject to change upon completion of the Company’s financial closing procedures. In addition, the Company’s independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed or compiled these estimates and, accordingly, does not express an opinion on, nor has it provided any other form of assurance with respect to, these preliminary estimates. These estimates are not a comprehensive statement of the Company’s financial or operational results for the quarter and year ended December 31, 2017 and its actual results may differ materially from these estimates as a result of the completion of the Company’s closing procedures, final adjustments and other developments arising between now and the time that the Company’s financial and operational results for these periods are finalized.

* * *

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Items 2.02 or 7.01 of this Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report. The information contained in this report is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Slide Presentation, dated January 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: January 8, 2018	By: /s/ Thomas P. Lynch_________________
Name: Thomas P. Lynch
Title: EVP, Chief Administrative Officer, General Counsel and Secretary